UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 10, 2010

InSight Health Services Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-75984-12	04-3570028

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 282-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.
     On December 10, 2010, InSight Health Services Holding Corp. (the “Company”) and certain of its subsidiaries (the “Debtors”) filed voluntary petitions in the U.S. Bankruptcy Court, Southern District of New York (the “Bankruptcy Court”) seeking reorganization relief under the provisions of Chapter 11 of the Bankruptcy Code. The cases will be jointly administered under Case No. 10-16564 (AJG) (collectively, the “Cases”).
     The Debtors continue to operate their business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.
     A copy of the press release dated December 12, 2010 announcing the bankruptcy filing is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
     The filing of the Cases created an event of default under each of the Company’s debt instruments listed below:
     Revolving Credit Facility. Under the Company’s Second Amended and Restated Loan and Security Agreement dated August 1, 2007, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated September 20, 2010, as further amended by letter agreement dated December 1, 2010 (as so amended, the “Existing Credit Facility”), the outstanding principal of all loans, accrued interest thereon and other obligations of the Company under the Existing Credit Facility became immediately due and payable without any action on the part of the administrative agent or the lenders thereunder upon filing of the Cases. There are currently no borrowings outstanding under the Existing Credit Facility; however, there are letters of credit of approximately $1.6 million outstanding under the Existing Credit Facility.
     Senior Secured Floating Rate Notes due 2011. Under the terms of the senior secured floating rate notes due 2011 (the “Notes”), the entire principal amount of the Notes outstanding plus accrued but unpaid interest became immediately due and payable without any action on the part of the trustee or the note holders as a result of the filing of the Cases. The current principal amount outstanding under the Notes is approximately $293.5 million.
     The Debtors believe the ability of the creditors of the Debtors to seek remedies to enforce their rights under the debt instruments described above is stayed as a result of the filing of the Cases, and the creditors’ rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.
Item 7.01 Regulation FD Disclosure
     Additional information about the Debtors’ Chapter 11 filing is available on the Internet at www.bmcgroup.com/insight including Court filings and claims information. Certain non-public information is contained in the disclosure statement filed in support of the Debtors’ prepackaged plan of reorganization. The disclosure statement and the Debtors’ prepackaged plan of reorganization are available on the Internet at www.bmcgroup.com/insight.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press Release dated December 12, 2010.
The new securities to be issued pursuant to any plan of reorganization have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, any such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
This report does not constitute a solicitation of consents to or votes to accept any chapter 11 plan or an offer to purchase any securities or a solicitation of an offer to sell any securities. Any solicitation or offer will be made pursuant to a disclosure statement and applicable law.

Safe Harbor and Forward Looking Information
Certain statements in this report are “forward-looking statements.” They reflect the Company’s current views with respect to current events and financial performance, are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, express or implied by such forward-looking statements. The Company intends that such forward-looking statements be subject to the Safe Harbor created by Section 27(a) of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. The words and phrases “expect,” “estimate,” and “anticipate” and similar expressions identify forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the outcome of any bankruptcy proceedings, including whether or not the proposed plan is ultimately approved by the bankruptcy court and the final terms thereof; (ii) the potential adverse impact of any chapter 11 bankruptcy filing on the Company’s business, financial condition or results of operations; (iii) the Company’s ability to obtain court approval with respect to motions in the chapter 11 proceedings prosecuted from time to time and to develop, prosecute and confirm and consummate any plan of reorganization with respect to the chapter 11 proceedings and to consummate all of the transactions contemplated by any such plan of reorganization or upon which consummation of such plan may be conditioned; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the restructuring support agreement that the Company has entered into with certain of its noteholders; (v) the Company’s ability to successfully implement its core market strategy; (vi) overcapacity and competition in the Company’s markets; (vii) reductions, limitations and delays in reimbursement by third-party payors; (viii) contract renewals and financial stability of customers; (ix) changes in the nature of commercial health care insurance arrangements, so that individuals bear greater financial responsibility through high deductible plans, co-insurance and co-payments; (x) conditions within the healthcare environment; (xi) the potential for rapid and significant changes in technology and their effect on the Company’s operations; (xii) operating, legal, governmental and regulatory risks; (xiii) conditions within the capital markets, including liquidity and interest rates and (xiv) economic (including financial and employment market conditions), political and competitive forces affecting the Company’s business, and the country’s economic condition as whole.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSIGHT HEALTH SERVICES HOLDINGS CORP.
Date: December 14, 2010	By:	/s/ Louis E. Hallman, III
Louis E. Hallman, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated December 12, 2010.

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